Summary Prospectus
April 26, 2024

Baron Health Care Fund®

Retail Shares : BHCFX

Institutional Shares : BHCHX

R6 Shares : BHCUX

Baron Select Funds®

BARON CAPITAL®

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/26/24, are incorporated by reference into this summary prospectus.

Baron Health Care Fund

Investment Goal

The investment goal of Baron Health Care Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimburse ments	Total Annual Fund Operating Expenses After Expense Reimburse ments[1]
BARON HEALTH CARE FUND
Retail Shares	0.75%	0.25%	0.20%	1.20%	(0.10)%	1.10%
Institutional Shares	0.75%	0.00%	0.13%	0.88%	(0.03)%	0.85%
R6 Shares	0.75%	0.00%	0.13%	0.88%	(0.03)%	0.85%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2034, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.10% of average daily net assets of Retail Shares, 0.85% of average daily net assets of Institutional Shares, and 0.85% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving

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Baron Health Care Fund

effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON HEALTH CARE FUND
Retail Shares	$112	$350	$606	$1,340
Institutional Shares	$87	$271	$471	$1,049
R6 Shares	$87	$271	$471	$1,049

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 51.83% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Adviser uses various criteria to determine whether an issuer is engaged in activities related to the health care industry, including whether: (1) the issuer derives 50% or more of its revenues from activities in the health care industry; or (2) the issuer devotes 50% or more of its assets to producing sales from the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund strives to invest in multiple subsectors of the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market

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Baron Health Care Fund

capitalization and may invest in foreign stocks, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

Principal Risks of Investing in the Fund

Health Care Sector. Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Concentration. The Fund’s strategy of concentrating in health care and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Non-Diversified Portfolio. The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

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Baron Health Care Fund

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The active and expanding conflict in the Middle East between Israel and Hamas presents considerable market risks. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small-and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small-and mid-sized companies, but there also may be more risk. Securities of small-and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small-and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market

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Baron Health Care Fund

downturns. Small-and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small-and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance from year to year and by showing how the Fund’s annual returns for 1 year, 5 years, and since inception compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	6/30/20: 24.64%
Worst Quarter:	3/31/22: (10.03)%

Average Annual Total Returns (for periods ended 12/31/2023)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2023. This table shows how the Fund’s performance compares to that of the Russell 3000® Health Care Index, which

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Baron Health Care Fund

features companies involved in medical services or health care in the Russell 3000® Index, in which the Fund invests, and the Russell 3000® Index, a broad-based securities index comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2023

	1 year	5 years	10 years	Since Inception
BARON HEALTH CARE FUND
Retail Shares (Inception date: 4-30-18)
Return before taxes	6.16%	15.16%	N/A	12.26%
Return after taxes on distributions	6.16%	14.97%	N/A	12.08%
Return after taxes on distributions and sale of Fund shares	3.65%	12.19%	N/A	9.82%
Institutional Shares (Inception date: 4-30-18)
Return before taxes	6.37%	15.43%	N/A	12.54%
R6 Shares (Inception date: 4-30-18)
Return before taxes	6.42%	15.46%	N/A	12.54%
Russell 3000 Health Care Index (reflects no deduction for fees, expenses or taxes)	2.87%	10.79%	N/A	10.38%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	N/A	12.25%

Management

Investment Adviser. BAMCO is the investment adviser of the Fund.

Portfolio Manager. Neal Kaufman has been the portfolio manager of the Fund since its inception on April 30, 2018. Mr. Kaufman has worked at the Adviser as an analyst since March of 2005.

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Baron Health Care Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

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Baron Health Care Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Health Care Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Notes

APR24

SUMPROHEALTH 04/26/2024